SUPPLEMENT DATED SEPTEMBER 28, 2012

TO THE SUMMARY PROSPECTUS FOR PACIFIC SELECT FUND –

PORTFOLIO OPTIMIZATION CONSERVATIVE PORTFOLIO

CLASS I SHARES DATED MAY 1, 2012

This supplement revises the Portfolio Optimization Conservative Portfolio Class I Shares summary prospectus dated May 1, 2012 as supplemented (Prospectus), and must be preceded or accompanied by the Prospectus. The changes within this supplement are effective as of the date of the supplement. Remember to review the Prospectus for other important information.

The Annual fund operating expenses table and expense example are replaced with the following:

Annual Fund Operating Expenses1 (expenses that you pay each year as a percentage of the value of your investment)

Class I
Management fee	0.10
Service fee	0.20
Other expenses	0.57
Total annual operating expenses	0.88
Less fee waiver[2]	(0.10)
Total annual operating expenses after fee waiver	0.78

[1]	The expense information has been restated to reflect current fees.
[2]

The investment adviser has contractually agreed to waive its management fee through April 30, 2013. The agreement will terminate: (i) if the investment advisory agreement is terminated or (ii) upon ninety days’ prior written notice by the Fund.

Your expenses (in dollars) if you sell/redeem or hold all of your shares at the end of each period

Class I
1 year	$80
3 year	$271
5 year	$478
10 year	$1,075

The second sentence of the second paragraph of the Principal investment strategies subsection is replaced with the following:

Within the broad asset classes of debt and equity, the portfolio diversifies its holdings by investing in Underlying Portfolios that represent a variety of investment styles and security types, including alternative or non-traditional investment strategies. Alternative or non-traditional investment strategies generally are expected to have low to moderate correlation to traditional equity and fixed income investments and, as a result, may offer diversification benefits.

In the same subsection, the following is added as the fourth paragraph:

The portion of the portfolio invested in alternative or non-traditional investment strategies may be allocated to Underlying Portfolios that, in turn, invest in equity or debt securities or other instruments, which may include, among others:

•	Forward foreign currency contracts;
•	Foreign currency options;
•	High yield debt securities;
•	Swaps (such as interest rate, cross-currency, total return and credit default swaps);
•	Futures on securities, indexes, currencies and other investments; and
•	Precious metals-related equity securities.

In the same subsection, the first sentence of the current fourth paragraph is replaced with the following:

The portfolio may also, at any time, invest in Underlying Portfolios that hold other debt or equity securities or other instruments.

The following is added to the Principal risks from holdings in Underlying Portfolios subsection:

•

Correlation Risk: While the performance of an Underlying Portfolio that represents an alternative or non-traditional investment strategy is generally expected to have low to moderate correlation with the performance of traditional equity and fixed income investments over long-term periods, the actual performance of such Underlying Portfolio may be correlated with those traditional investments over short- or long-term periods. Should there be periods when such Underlying Portfolio’s performance is correlated with those traditional investments, any intended diversification effect of including such alternative or non-traditional Underlying Portfolio as part of an asset allocation strategy may not be achieved, thereby resulting in increased volatility of an asset allocation strategy that includes the Underlying Portfolio.

•

Geographic Concentration Risk: Concentrating investments in a single country, a limited number of countries, or a particular geographic region makes the portfolio more susceptible to adverse economic, political, social, regulatory and other developments in that country, countries or region.

2